UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22380
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
(formerly Eaton Vance Tax-Advantaged Absolute Return Fund and Eaton Vance Tax-Advantaged
Return Strategies Fund)
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2010

EATON VANCE TAX-ADVANTAGED BOND AND OPTION STRATEGIES FUND

IMPORTANT NOTICES

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.425 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

James H. Evans, CFA
Eaton Vance
Management
Co-Portfolio Manager

Ken Everding, PhD
Parametric Risk
Advisors LLC
Co-Portfolio Manager

Jonathan Orseck
Parametric Risk
Advisors LLC
Co-Portfolio Manager
•	The U.S. economy continued its slow recovery during the fiscal year ending December 31, 2010, even as concerns about high unemployment and budget deficits provoked ongoing skittishness in the capital markets. The U.S. economy grew at an annualized rate of 3.7% in the first quarter of 2010, but slowed to 1.7% in the second quarter, according to the U.S. Department of Commerce. Third quarter GDP improved slightly to an annualized rate of 2.6%, although it was still too low to generate meaningful job growth. Fourth quarter GDP grew at an annualized rate of 3.2%, according to the first estimate by the U.S. Department of Commerce. Unemployment finished the year at 9.8%, while it remained difficult to find signs of strength in the housing market as the year came to a close.
•	Municipal bond performance was positive for the fiscal year, in spite of ongoing negative media attention on the tax-exempt sector. This performance resulted in part from continued investor concern about the strength of the economic recovery, benefiting less risky fixed-income investments in general. In the third quarter of 2010, the municipal market was bolstered by very light issuance and sustained demand. In the fourth quarter, however, a significant technical dislocation occurred in which strong municipal supply met with weak demand, driving prices down (and yields up). Municipal issuers ramped up new issuance on concerns over the potential for higher yields in 2011 and uncertainty over the extension of the Build America Bond program, which expired on December 31, 2010.
•	Against this backdrop, the Barclays Capital Municipal Bond Index—a broad-based, unmanaged index of municipal bonds—gained 2.38%, while longer-term munis, as measured by the Barclays Capital Long (22+) Municipal Bond Index, returned 1.12%.[1]
Management Discussion
•	The Fund is a closed-end fund, launched on June 29, 2010, that trades on the New York Stock Exchange (NYSE) under the symbol “EXD.” At net asset value (NAV) for the period from its inception on June 29, 2010, through December 31, 2010, the Fund underperformed its primary benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index)[1], an unmanaged index of U.S. Treasury securities

Total Return Performance	6/29/10 – 12/31/10*
NYSE Symbol	EXD

At Net Asset Value (NAV)[2]	-1.86%
At Market Price [2]	-8.22%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[1]	0.07%
Lipper General Muni Debt Funds (Leveraged) Classification	- 4.19%

Premium/(Discount) to NAV (12/31/10)	(6.48)%
Total Distributions per share	$0.850
Distribution Rate[3] At NAV	9.50%
At Market Price	10.16%

*	Since Fund inception on 6/29/10
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper classification as the Fund. Lipper total returns are available as of month end only.

[2]	Reflects all distributions declared in the period, including those payable after period end.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
maturing in 90 days. The Fund’s market price traded at a 6.48% discount to NAV as of period end.

•	The Fund’s investment objective is to provide tax-advantaged current income and gains. It uses a tax-advantaged short-term, high-quality bond strategy (the “Bond Strategy”) and a rules-based option overlay strategy (the “Option Overlay Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive after-tax returns with low volatility and low correlation to stock and long-duration fixed income market returns. Under normal market conditions, the Fund will invest at least 80% of its net assets in the Bond Strategy and will apply the Option Overlay Strategy to at least 80% of net assets.

•	The Bond Strategy portion of the Fund, a diversified portfolio of short-term, high-quality municipal bonds, produced a modest gain for the period from its inception on June 29, 2010, through December 31, 2010. The Portfolio had small gains in the third calendar quarter of the year, as five-year AAA muni bond yields fell modestly by the end of September. The Portfolio was able to mitigate the impact of rising interest rates in the fourth quarter for two reasons. First, short-term municipals outperformed intermediate and longer-term bonds as the yield curve steepened. Second, higher credit quality munis outperformed lower credit quality issues as rates rose. The Portfolio’s investments — primarily AAA-rated general obligation and essential service revenue bonds — helped preserve capital as credit spreads widened and lower-quality bonds underperformed in the face of heightened awareness of budgetary challenges, unfunded pension liabilities and predictions of widespread defaults.[1]

•	The Fund’s Option Overlay Strategy, which involves writing (selling) a series of S&P 500 Index call and put option spread transactions, is intended to provide returns that are substantially uncorrelated to the returns of the S&P 500. During a period in the markets when municipal bonds and short-term Treasuries both were generally weak, but equity market returns were rising, the Option Overlay Strategy detracted from the Fund’s performance.

[1]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION
Fund Performance

NYSE Symbol	EXD

Cumulative Total Return (at market price, NYSE)

Life of Fund (6/29/10)	- 8.22	%†

Cumulative Total Return (at net asset value)

Life of Fund (6/29/10)	- 1.86	%†

†	Market price and net asset value on 6/29/10 are calculated assuming an offering price of $20.00, less the sales load of $0.90 paid by the shareholder.
Fund Statistics1

• Number of Issues:	46
• Average Maturity:	5.02	years
• Average Effective Maturity:	4.96	years
• Duration to Worst:	4.21
• Average Dollar Price:	$109.62

[1]	Fund Statistics do not reflect the Fund’s written or purchased option positions and exclude cash equivalents at 12/31/10.
Rating Distribution2
By total investments

[2]	As a percentage of the Portfolio’s total investments as of 12/31/10. Rating Distribution does not reflect the Fund’s written or purchased option positions and excludes cash equivalents at 12/31/10. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Tax-Exempt Municipal Securities — 77.1%

Principal
Amount
(000’s omitted)	Security	Value

Bond Bank — 2.2%

$2,805	Vermont Municipal Bond Bank, 4.00%, 12/1/17	$3,077,422
950	Vermont Municipal Bond Bank, 5.00%, 12/1/19	1,097,022

		$4,174,444

Education — 2.7%

$2,395	Alabama Public School and College Authority, 5.00%, 12/1/17	$2,734,850
2,000	Massachusetts Development Finance Agency, (Harvard University), 5.00%, 10/15/20	2,324,500

		$5,059,350

Escrowed / Prerefunded — 1.5%

$2,545	Harris County, TX, Flood Control District, Prerefunded to 10/01/14, 5.25%, 10/1/20	$2,901,173

		$2,901,173

General Obligations — 38.0%

$2,900	Alexandria, VA, 4.00%, 7/1/13	$3,124,373
2,980	Alexandria, VA, 4.00%, 7/1/16	3,319,362
5,370	Beaufort County, SC, School District, 5.00%, 3/1/19	6,134,634
1,380	Bedford, MA, 4.00%, 8/15/16	1,536,230
100	Carrollton, TX, 3.00%, 8/15/15	105,139
490	Dakota County, MN, Community Development Agency, 2.00%, 1/1/14	499,408
630	Dakota County, MN, Community Development Agency, 2.00%, 1/1/15	638,870
150	Dakota County, MN, Community Development Agency, 3.00%, 1/1/13	155,456
1,000	Dakota County, MN, Community Development Agency, 3.00%, 1/1/14	1,047,000
1,375	Dakota County, MN, Community Development Agency, 4.00%, 1/1/17	1,503,288
555	Frederick Country, MD, 4.00%, 2/1/15	609,656
1,200	Georgia, 5.00%, 7/1/17	1,406,112
2,815	Hoover, AL, Board of Education Capital Outlay Warrants, 5.00%, 2/15/14	3,100,244
240	Hopkinton, MA, 4.00%, 7/15/16	264,358
1,000	Howard County, MD, 4.00%, 2/15/21	1,056,660
2,000	Jacksonville, FL, 5.00%, 10/1/19	2,210,360
500	La Plata County, CO, School District No 9-R Durango, 4.00%, 11/1/14	545,430
8,000	Massachusetts, 5.25%, 8/1/21	9,171,120
2,515	Massachusetts, 5.50%, 10/1/15	2,931,761
3,430	Montgomery County, MD, 5.00%, 9/1/15	3,852,748
2,325	Montgomery County, MD, 5.00%, 8/1/20	2,701,115
1,650	Morris County, NJ, 5.00%, 2/15/14	1,840,905
500	New York, 5.00%, 4/15/15	568,600
8,000	North Carolina, 5.00%, 6/1/16	9,319,040
5,630	Oyster Bay, NY, 3.00%, 8/15/16	5,932,218
2,790	Richardson, TX, 5.00%, 2/15/18	3,224,291
2,000	Washington, 5.00%, 1/1/16	2,293,880
2,305	Wisconsin, 5.00%, 5/1/20	2,611,911

		$71,704,169

Insured-Escrowed / Prerefunded — 1.1%

$2,950	Houston, TX, Water & Sewer System Revenue, (AGM), Escrowed to Maturity, 0.00%, 12/1/20	$2,041,253

		$2,041,253

Insured-General Obligations — 5.3%

$1,535	Houston, TX, (NPFG), 5.25%, 3/1/14	$1,716,544
7,500	Pennsylvania, (AGM), 5.00%, 9/1/15	8,381,700

		$10,098,244

Insured-Transportation — 0.6%

$1,000	New York State Thruway Authority, (AGM), 5.00%, 3/15/14	$1,113,080

		$1,113,080

Special Tax Revenue — 5.7%

$2,125	New York State Urban Development Corp., 5.00%, 1/1/15	$2,356,795
7,415	New York State Urban Development Corp., 5.00%, 12/15/17	8,547,715

		$10,904,510

Transportation — 11.9%

$20,000	New York State Thruway Authority, 5.00%, 4/1/18(4)	$22,435,800

		$22,435,800

Water and Sewer — 8.1%

$8,000	California Department of Water Resources, 5.00%, 5/1/19(4)	$8,925,440
1,125	Houston, TX, Utility System Revenue, 4.00%, 11/15/16	1,234,654

See notes to financial statements

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Water and Sewer (continued)

$2,280	Massachusetts Water Pollution Abatement Trust, 4.00%, 8/1/17	$2,524,917
2,200	New Jersey Environmental Infrastructure Trust, 5.00%, 9/1/14	2,563,968

		$15,248,979

Total Tax-Exempt Municipal Securities
(identified cost $147,004,630)		$145,681,002

Call Options Purchased — 0.0%(1)

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index	262	$1,350	1/22/11	$5,240
S&P 500 Index FLEX	271	1,325	1/4/11	13
S&P 500 Index FLEX	272	1,325	1/6/11	205
S&P 500 Index FLEX	270	1,330	1/7/11	259
S&P 500 Index FLEX	270	1,335	1/11/11	1,879
S&P 500 Index FLEX	270	1,335	1/13/11	3,833
S&P 500 Index FLEX	269	1,333	1/14/11	5,873
S&P 500 Index FLEX	270	1,340	1/18/11	9,100
S&P 500 Index FLEX	262	1,345	1/19/11	7,988
S&P 500 Index FLEX	261	1,345	1/25/11	18,469
S&P 500 Index FLEX	262	1,350	1/27/11	18,211
S&P 500 Index FLEX	262	1,350	1/28/11	20,093

Total Call Options Purchased
(identified cost $157,027)				$91,163

Put Options Purchased — 0.1%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index	262	$1,135	1/22/11	$33,405
S&P 500 Index FLEX	271	1,110	1/4/11	—
S&P 500 Index FLEX	272	1,110	1/6/11	1
S&P 500 Index FLEX	270	1,115	1/7/11	5
S&P 500 Index FLEX	270	1,110	1/11/11	169
S&P 500 Index FLEX	270	1,110	1/13/11	503
S&P 500 Index FLEX	269	1,115	1/14/11	968
S&P 500 Index FLEX	270	1,130	1/18/11	5,770
S&P 500 Index FLEX	262	1,135	1/19/11	8,214
S&P 500 Index FLEX	261	1,130	1/25/11	17,790
S&P 500 Index FLEX	262	1,140	1/27/11	29,534
S&P 500 Index FLEX	262	1,140	1/28/11	32,646

Total Put Options Purchased
(identified cost $611,588)				$129,005

Short-Term Investments — 25.8%
U.S. Government Agency Obligations — 10.6%

Principal
Amount
(000’s omitted)	Security	Value

$20,000	Federal Home Loan Bank Discount Note, 0.40%, 6/27/11(4)	$19,960,667

Total U.S. Government Agency Obligations
(identified cost $19,960,667)		$19,960,667

U.S. Treasury Obligations — 7.9%

Principal
Amount
(000’s Omitted)	Security	Value

$15,000	U.S. Treasury Bill, 0.015%, 1/6/11	$14,999,969

Total U.S. Treasury Obligations
(identified cost $14,999,969)		$14,999,969

Other Securities — 7.3%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$13,747	$13,746,952

Total Other Securities
(identified cost $13,746,952)		$13,746,952

Total Short-Term Investments
(identified cost $48,707,588)		$48,707,588

Total Investments — 103.0%
(identified cost $196,480,833)		$194,608,758

Call Options Written — (1.1)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index	262	$1,290	1/22/11	$(116,590)
S&P 500 Index FLEX	271	1,265	1/4/11	(109,123)

See notes to financial statements

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index FLEX	272	$1,265	1/6/11	$(146,852)
S&P 500 Index FLEX	270	1,270	1/7/11	(117,795)
S&P 500 Index FLEX	270	1,275	1/11/11	(147,341)
S&P 500 Index FLEX	270	1,275	1/13/11	(175,651)
S&P 500 Index FLEX	269	1,273	1/14/11	(206,638)
S&P 500 Index FLEX	270	1,280	1/18/11	(197,537)
S&P 500 Index FLEX	262	1,285	1/19/11	(165,535)
S&P 500 Index FLEX	261	1,285	1/25/11	(220,196)
S&P 500 Index FLEX	262	1,290	1/27/11	(199,334)
S&P 500 Index FLEX	262	1,290	1/28/11	(206,893)

Total Call Options Written
(premiums received $1,997,523)				$(2,009,485)

Put Options Written — (0.3)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S&P 500 Index	262	$1,195	1/22/11	$(103,490)
S&P 500 Index FLEX	271	1,170	1/4/11	(9)
S&P 500 Index FLEX	272	1,170	1/6/11	(196)
S&P 500 Index FLEX	270	1,175	1/7/11	(741)
S&P 500 Index FLEX	270	1,170	1/11/11	(4,779)
S&P 500 Index FLEX	270	1,170	1/13/11	(9,019)
S&P 500 Index FLEX	269	1,175	1/14/11	(14,435)
S&P 500 Index FLEX	270	1,190	1/18/11	(50,425)
S&P 500 Index FLEX	262	1,195	1/19/11	(64,888)
S&P 500 Index FLEX	261	1,190	1/25/11	(92,772)
S&P 500 Index FLEX	262	1,200	1/27/11	(138,633)
S&P 500 Index FLEX	262	1,200	1/28/11	(146,556)

Total Put Options Written
(premiums received $1,682,303)				$(625,943)

Other Assets, Less Liabilities — (1.6)%				$(3,121,094)

Net Assets — 100.0%				$188,852,236

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM - Assured Guaranty Municipal Corp.

FLEX - FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.

NPFG - National Public Finance Guaranty Corp.

At December 31, 2010, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	21.7%
Others, representing less than 10% individually	55.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2010, 6.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.9% to 5.9% of total investments.

(1)	Amount is less than 0.05%.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the period from the start of business, June 29, 2010, to December 31, 2010 was $23,037.

(4)	Security (or a portion thereof) has been pledged as collateral for written option contracts.

See notes to financial statements

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $182,733,881)	$180,861,806
Affiliated investment, at value (identified cost, $13,746,952)	13,746,952
Interest receivable	1,698,771
Interest receivable from affiliated investment	2,289
Receivable for investments sold	339,608

Total assets	$196,649,426

Liabilities

Written options outstanding, at value (premiums received, $3,679,826)	$2,635,428
Payable for investments purchased	324,067
Distributions payable	4,486,535
Payable to affiliates:
Investment adviser and administration fee	205,106
Trustees’ fees	1,839
Accrued expenses	144,215

Total liabilities	$7,797,190

Net Assets	$188,852,236

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 10,556,552 shares issued and outstanding	$105,566
Additional paid-in capital	198,688,786
Accumulated net realized loss	(4,632,055)
Accumulated distributions in excess of net investment income	(4,482,384)
Net unrealized depreciation	(827,677)

Net Assets	$188,852,236

Common Shares Outstanding

10,556,552

Net Asset Value

Net assets ÷ common shares issued and outstanding	$17.89

Statement of Operations

For the Period Ended
December 31, 2010(1)

Investment Income

Interest	$1,589,328
Interest income allocated from affiliated investment	23,575
Expenses allocated from affiliated investment	(538)

Total investment income	$1,612,365

Expenses

Investment adviser and administration fee	$1,257,482
Trustees’ fees and expenses	5,510
Custodian fee	50,940
Transfer and dividend disbursing agent fees	9,469
Legal and accounting services	70,561
Printing and postage	29,525
Miscellaneous	19,723

Total expenses	$1,443,210

Net investment income	$169,155

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(7,064,317)
Investment transactions allocated from affiliated investment	489
Written options	4,334,807

Net realized loss	$(2,729,021)

Change in unrealized appreciation (depreciation) —
Investments	$(1,872,075)
Written options	1,044,398

Net change in unrealized appreciation (depreciation)	$(827,677)

Net realized and unrealized loss	$(3,556,698)

Net decrease in net assets from operations	$(3,387,543)

(1)	For the period from the start of business, June 29, 2010, to December 31, 2010.

See notes to financial statements

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	December 31, 2010(1)

From operations —
Net investment income	$169,155
Net realized loss from investment transactions and written options	(2,729,021)
Net change in unrealized appreciation (depreciation) from investments and written options	(827,677)

Net decrease in net assets from operations	$(3,387,543)

Distributions to common shareholders —
From net investment income	$(7,084,406)
From net realized gain	(1,887,579)

Total distributions to common shareholders	$(8,971,985)

Capital share transactions —
Proceeds from sale of shares(2)	$201,485,900
Reinvestment of distributions	47,824
Offering costs	(421,960)

Net increase in net assets from capital share transactions	$201,111,764

Net increase in net assets	$188,752,236

Net Assets

At beginning of period	$100,000

At end of period	$188,852,236

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(4,482,384)

(1)	For the period from the start of business, June 29, 2010, to December 31, 2010.

(2)	Proceeds from sale of shares are net of sales load paid of $9,494,100.

See notes to financial statements

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Period Ended
	December 31, 2010(1)

Net asset value — Beginning of period	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.016
Net realized and unrealized loss	(0.336)

Total loss from operations	$(0.320)

Less Distributions

From net investment income	$(0.671)
From net realized gain	(0.179)

Total distributions	$(0.850)

Offering cost charged to paid-in capital(3)	$(0.040)

Net asset value — End of period	$17.890

Market value — End of period	$16.730

Total Investment Return on Net Asset Value(4)	(1.86	)%(5)(6)

Total Investment Return on Market Value(4)	(8.22	)%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$188,852
Ratios (as a percentage of average daily net assets):
Expenses	1.44	%(7)
Net investment income	0.17	%(7)
Portfolio Turnover	11	%(5)

(1)	For the period from the start of business, June 29, 2010, to December 31, 2010.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Included in the calculation is a distribution that was declared prior to the end of the period and paid in January 2011, which was assumed to be reinvested at the price obtained on or after the payable date pursuant to the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(7)	Annualized.

See notes to financial statements

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The trust was organized on January 14, 2010 and remained inactive until June 29, 2010, except for matters related to its organization and sale of initial shares of $100,000. The Fund’s investment objective is to provide tax-advantaged current income and gains.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities and indices) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,842,236 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders,

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2018. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

Additionally, at December 31, 2010, the Fund had a net capital loss of $1,293,971 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s initial period of operations from June 29, 2010 to December 31, 2010 remains subject to examination by the Internal Revenue Service. The Fund changed its tax year end from August 31, 2010 to December 31, 2010 during the period ended December 31, 2010.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization and Offering Costs — Organization costs paid in connection with the organization of the Fund were borne directly by EVM, the Fund’s investment adviser.

EVM agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. Costs incurred by the Fund in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

G  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. As the writer of an index put option, the Fund is responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. As the writer of an index call option, the Fund is responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index put option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. As the purchaser of an index call option, the Fund has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the period ended December 31, 2010 was as follows:

Period Ended
December 31, 2010

Distributions declared from:
Tax-exempt income	$4,685,982
Ordinary income	3,263,127
Long-term capital gains	1,022,876

The tax character of distributions reflects the effect of the Fund’s use of an August 31 tax year-end that was subsequently changed to December 31.

During the period ended December 31, 2010, accumulated distributions in excess of net investment income was decreased by $2,432,867, accumulated net realized loss was increased by $15,455 and paid-in capital was decreased by $2,417,412 due to differences between book and tax accounting, primarily for the tax treatment of distributions in excess of net tax-exempt income. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(4,136,207)
Net unrealized depreciation	$(1,319,374)
Other temporary differences	$(4,486,535)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to written option contracts, the timing of recognizing distributions to shareholders and investments in partnerships.

3   Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.25% of the Fund’s average daily net assets up to and including $1.5 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the period from the start of business, June 29, 2010, to December 31, 2010, the investment adviser and administration fee amounted to $1,257,482 or 1.25% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Risk Advisors LLC (PRA). PRA is an indirect affiliate of EVM. EVM pays PRA a portion of its adviser and administration fee for sub-advisory services provided to the Fund.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, June 29, 2010, to December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $162,361,372 and $14,406,407, respectively, for the period from the start of business, June 29, 2010, to December 31, 2010.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

Period Ended
December 31, 2010(1)

Sales (initial public offering)	10,549,000
Issued to shareholders electing to receive payments of distributions in Fund shares	2,552

Net increase	10,551,552

(1)	For the period from the start of business, June 29, 2010, to December 31, 2010.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$195,928,132

Gross unrealized appreciation	$232,189
Gross unrealized depreciation	(1,551,563)

Net unrealized depreciation	$(1,319,374)

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include purchased and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2010 is included in the Portfolio of Investments.

Written options activity for the period from the start of business, June 29, 2010 to December 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	—	$—
Options written	48,402	32,636,967
Options exercised	(9,478)	(6,401,816)
Options expired	(32,522)	(22,555,325)

Outstanding, end of period	6,402	$3,679,826

At December 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting any potential loss. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2010 was as follows:

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Purchased Options	$220,168	$—
Written Options	—	(2,635,428)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period from the start of business, June 29, 2010, to December 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Purchased Options	$(7,311,467)	$(548,447)
Written Options	4,334,807	1,044,398

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding for the period from the start of business, June 29, 2010, to December 31, 2010, which is indicative of the volume of this derivative type, was 6,150 contracts.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Municipal Securities	$—	$145,681,002	$—	$145,681,002
Call Options Purchased	5,240	85,923	—	91,163
Put Options Purchased	33,405	95,600	—	129,005
Short-Term Investments	—	48,707,588	—	48,707,588

Total Investments	$38,645	$194,570,113	$—	$194,608,758

Liability Description

Call Options Written	$(116,590)	$(1,892,895)	$—	$(2,009,485)
Put Options Written	(103,490)	(522,453)	—	(625,943)

Total	$(220,080)	$(2,415,348)	$—	$(2,635,428)

At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the period then ended was not significant.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, June 29, 2010, to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, June 29, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 7.68% of dividends from net investment income as an exempt-interest dividend.

Capital Gain Dividends. The Fund designates $1,022,876 as a capital gain dividend.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent, American Stock Transfer & Trust Company (AST), who is also the Fund’s transfer agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your Shares be re-registered in your name with AST or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent at 1-866-439-6787.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2010, our records indicate that there are 3 registered shareholders and approximately 5,754 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXD.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-Adviser”). The Board reviewed information furnished with respect to the Fund at its February 8, 2010 and April 26, 2010 meetings as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund;
•	Comparative information concerning fees charged by the Adviser and Sub-Adviser for managing institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Fund’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-Adviser

•	Reports detailing the financial results and condition of the Adviser and Sub-Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates and the Sub-Adviser, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s and Sub-Adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, and the Sub-Adviser, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;
•	A description of the Adviser’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator) and the Sub-Adviser; and
•	The terms of the investment advisory and administrative agreement and the sub-advisory agreement of the Fund.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory and administrative agreement and the sub-advisory agreement with the Adviser and Sub-Adviser, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-Adviser.

The Board considered the Adviser’s and the Sub-Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund. The Board considered the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund, and whose responsibilities may include supervising the Sub-Adviser and coordinating activities in implementing the Fund’s investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in municipal bonds, Treasury securities and other securities backed by the U.S. government or its agencies, as well as investing in stocks and trading options on various indices, including the S&P 500 Index. The Board specifically noted the Adviser’s experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-Adviser, the Board considered the Sub-Adviser’s business reputation and its options strategy and its past experience in implementing such strategy. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board reviewed the compliance programs of the Adviser, the Sub-Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual fee rates to be payable by the Fund for advisory, sub-advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized with and without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to share such benefits equitably.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “PRA” refers to Parametric Risk Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2011. 1 year. Trustee since 2010.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Class I Trustee	Until 2011. 1 year. Trustee since 2010.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Class I Trustee	Until 2011. 1 year. Trustee since 2010.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Class II Trustee	Until 2012. 2 years. Trustee since 2010.	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Class II Trustee	Until 2012. 2 years. Trustee since 2010.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2013. 3 years. Trustee since 2010.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Trustee since 2010.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2013. 3 years. Chairman of the Board since 2007 and Trustee since 2010.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Payson F. Swaffield 1956	President	Since 2010	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Brad Berggren 1966	Vice President	Since 2010	Managing Director of PRA. Officer of 1 registered investment company managed by Eaton Vance or BMR.

James H. Evans 1959	Vice President	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass Investors Services, Inc. (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Kenneth Everding 1962	Vice President	Since 2010	Managing Director of PRA. Officer of 2 registered investment companies managed by EVM or BMR.

Jonathan Orseck 1968	Vice President	Since 2010	Managing Director of PRA. Previously, Managing Director at Bank of America Securities (2004-2006). Officer of 2 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 1957	Treasurer	Since 2010	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Since 2010	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2010	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
Parametric Risk Advisors LLC
274 Riverside Avenue
Westport, CT 06880

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
Two International Place
Boston, MA 02110

4583-2/11	CE-EXDSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) – (d)
The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal year ended December 31, 2010 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Fiscal Years Ended	12/31/10*

Audit Fees	$50,000

Audit-Related Fees(1)	$0

Tax Fees(2)	$8,000

All Other Fees(3)	$500

Total	$58,500

*	Fund commenced operations on 6/29/2010

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal year ended December 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Years Ended	12/31/10

Registrant	$8,500

Eaton Vance(1)	$288,295

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Eaton Vance Management (“EVM”) is investment adviser to the Fund. EVM has engaged its indirect controlled affiliate, Parametric Risk Advisors LLC (“PRA”), as a sub-adviser to the Fund.
James H. Evans is the portfolio manager responsible for managing the Fund’s overall investment program, structuring and managing the Fund’s Bond Strategy, providing research support to the sub-adviser and supervising the performance of the sub-adviser. Mr. Evans has served as portfolio manager of the Fund since operations commenced in June 2010. He is Vice President of EVM. Mr. Evans joined EVM in 2008 upon its acquisition of M.D. Sass Tax Advantaged Bond Strategies, L.L.C., where Mr. Evans was a Senior Vice President and Senior Portfolio Manager.
Kenneth Everding and Jonathan Orseck are the PRA portfolio managers responsible for developing, monitoring and implementing the Fund’s Option Overlay Strategy. Mr. Everding is a Managing Director of PRA (or its predecessor) since 2005. Prior to joining PRA, Mr. Everding was a Managing Director at BNP Paribas (2003-2005). Mr. Orseck is a Managing Director of PRA (or its predecessor) since 2006. Prior to joining PRA, Mr. Orseck was a Managing Director of Bank of America Securities (2004-2006).
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

				Number of Accounts	Total Assets
	Number of All		Total Assets of All	Paying a	of Accounts Paying
	Accounts		Accounts	Performance Fee	a Performance Fee
James H. Evans
Registered Investment Companies	4		$1,139.1	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	87	(1)	$7,148.1	0	$0

Kenneth Everding
Registered Investment Companies	4		$446.9	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	141	(1)	$3,080.2	2	$410.3

Jonathan Orseck
Registered Investment Companies	4		$446.9	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	141	(1)	$3,080.2	2	$410.3

(1)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.
The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
James H. Evans	None

Kenneth Everding	None

Jonathan Orseck	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for PRA
Compensation of PRA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) a share of the firm’s net income. PRA investment professionals also receive insurance and other benefits that are broadly available to all

PRA employees. Compensation of PRA investment professionals is reviewed primarily on an annual basis.
Method to Determine Compensation. PRA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers for other responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Salaries, bonuses and share of net income are also influenced by the operating performance of PRA. Cash bonuses are determined based on a target percentage of PRA’s profits. While the salaries of PRA’s portfolio managers are comparatively fixed, cash bonuses and share of net income may fluctuate significantly from year-to-year, based on changes in financial performance and other factors.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: February 14, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: February 14, 2011

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: February 14, 2011